EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 19, 1994                        /s/ John M. Bissell
                                        John M. Bissell

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 18, 1994                        /s/ John D. Boyles
                                        John D. Boyles

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 25, 1994                        /s/ John C. Canepa
                                        John C. Canepa

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 21, 1994                        /s/ Earl D. Holton
                                        Earl D. Holton

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 31, 1994                        /s/ Michael J. Jandernoa
                                        Michael J. Jandernoa

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 18, 1994                        /s/ John P. Keller
                                        John P. Keller

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 21, 1994                        /s/ Jerry K. Myers
                                        Jerry K. Myers

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 19, 1994                        /s/ William U. Parfet
                                        William U. Parfet

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 19, 1994                        /s/ Percy A. Pierre
                                        Percy A. Pierre

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


March 29, 1994                          /s/ Robert L. Sadler
                                        Robert L. Sadler

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 16, 1994                        /s/ Peter F. Secchia
                                        Peter F. Secchia

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 25, 1994                        /s/ B. P. Sherwood, III
                                        B. P. Sherwood, III

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 25, 1994                        /s/ Martha L. Thornton
                                        Martha L. Thornton

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 26, 1994                        /s/ David J. Wagner
                                        David J. Wagner

































                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR.; JOHN C. CANEPA; B. P. SHERWOOD, III; and RICHARD W. WROTEN\, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1993, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

     Date                                    Signature


January 25, 1994                        /s/ Richard W. Wroten
                                        Richard W. Wroten
                                        Officer